Earnings Review
First Quarter 2016

PHOENIX

May 10, 2016

Important Disclosures

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to regulatory approvals and the expected timing, completion and effects of the merger, as well as other statements representing management's beliefs about, future events, transactions, strategies, operations and financial results. Such forward-looking statements often contain words such as "assume," "will," "anticipate," "believe," "predict," "project," "potential," "contemplate," "plan," "forecast," "estimate," "expect," "intend," "is targeting," "may," "should," "would," "could," "goal," "seek," "hope," "aim," "continue" and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management's current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. These risks and uncertainties include risks related to the merger, our financial statements, our business and other uncertainties described in our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under "Investor Relations." You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, no assurance can be given that such expectations will prove to have been correct and persons reading this material are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this material, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this material, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles ("GAAP"), we use non-GAAP financial measures such as operating income (loss), as well as components of and financial measures derived from operating income (loss), in evaluating our financial performance. Net Income (loss), as well as components of and financial measures derived from net income (loss) are the most directly comparable GAAP measures. Our non-GAAP financial measures should not be considered as substitutes for net income and net income per share. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance. Investors should note that our calculation of these measures may differ from similar measures used by other companies. Operating income, and components of and measures derived from operating income, are internal performance measures we use in the management of our operations, including our compensation plans and planning processes. In addition, management believes that these measures provide investors with additional insight into the underlying trends in our operations.

More detailed financial information, including reconciling information regarding our non-GAAP financial measures, can be found in our financial supplement for the first quarter of 2016 and our earnings release for the first quarter of 2016, both of which are available on our Web site, www.phoenixwm.com in the Investor Relations section.

Overview of 1Q16 Results

PHOENIX

> GAAP net loss driven by unfavorable mortality experience in the open block
> Investment portfolio remains high quality; net other-than-temporary impairment losses of $12.5 million
> Phoenix Life statutory surplus & AVR of $505.5 million; estimated RBC ratio of 378%
> PHL Variable statutory surplus & AVR of $216.3 million; estimated RBC ratio of 200%
> $55.0 million of holding company liquidity
> Lower annuity deposits but in line with expectations; pricing and other product changes continued to have a positive effect on capital utilization and profitability
> Saybrus EBITDA was lower due to investments in new accounts in Saybrus' third-party business; revenue grew versus a year ago reflecting increases in third-party business
> Merger transaction with Nassau Reinsurance Group remains on track to close in the second quarter
  - On May 5, 2016, the Connecticut Insurance Department approved the Agreement and Plan of Merger

3/31/16 statutory results are preliminary, 3/31/16 RBC is estimated

Summary of GAAP Results

PHOENIX

	1Q15	2Q15	3Q15	4Q15	1Q16
PNX Net Income (Loss)	$(74.0)	$(22.6)	$(15.7)	$(21.4)	$(42.8)
PNX Net Income (Loss) Per Share	$(12.87)	$(3.93)	$(2.73)	$(3.72)	$(7.44)
Other Comprehensive Income (Loss) (OCI)	$(2.2)	$(28.6)	$29.7	$(30.7)	$5.2

	As of 12/31/15	As of 3/31/16
Total Stockholders' Equity	$161.2	$123.7
Total Stockholders' Equity Excluding AOCI	$427.4	$384.7

Primary Drivers:

- Unfavorable mortality experience driven by universal life
- While still elevated, operating expenses have continued on a downward trend
- An $18.8 million tax benefit recorded in accordance with U.S. GAAP intraperiod tax allocation rules
- Lower interest rates increased the market value of investments
- Decline in stockholders' equity driven by the $42.8 million net loss

$ in millions, except per share amounts

Consolidated Mortality Results

PHOENIX

Total Net Death Claims


$280
$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16
Open Block
Closed Block
Expected Net Death Claims

Open Block Net Death Claims


$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16
Open Block Net Claims
Expected Net Death Claims

- 1Q16 net death claims were $71 million unfavorable compared with expectations
  - Open block net death claims were $68 million higher than expected
  - Closed block net death claims were $3 million higher than expected

Based on Statutory Death Benefits
Expected death claims increase each year because of the aging of the life block; 1Q15 open block expected net death claims include certain prior year claims.
$ in millions

Net Investment Income

Net Investment Income


$209.3
$195.8
$205.0
$100.2
$86.5
$94.9
$109.1
$109.3
$110.1
1Q15
4Q15
1Q16
Open Block
Closed Block

Sources of Net Investment Income

	1Q15	4Q15	1Q16
Long Term Debt	$148.8	$144.0	$144.2
Alternative Investments[1]	13.2	8.6	22.3
Policy Loans	41.7	43.8	42.4
Fair Value Investments[2]	11.1	3.8	(1.2)
Other[3]	(5.5)	(4.4)	(2.7)
Total	**$209.3**	**$195.8**	**$205.0**

> Overall net investment income yields were relatively flat

> Higher alternative investment partnership income driven by equity market increases in 4Q15

> Investment income on fair value investments down as a result of valuation changes

[1] Includes private equity funds, mezzanine funds, direct equity, and other partnership interests
[2] Includes consolidated direct equity and trading securities
[3] Includes equity securities, investment expenses and other
$ in millions

Investment Impairments

PHOENIX

GAAP Impairments

	1Q15	2Q15	3Q15	4Q15	1Q16
Structured Bonds	$ 0.2	$ -	$ -	$ -	-
Private Corporate	-	-	1.6	1.9	$9.7
Public Corporate	1.3	1.1	2.3	4.4	2.8
Total Credit Impairments	1.5	1.1	3.9	6.3	12.5
Total Equity Impairments	6.9	-	0.1	1.8	-
Other Impairments	-	-	-	1.2	-
Total Impairments	**$ 8.4**	**$ 1.1**	**$ 4.0**	**$ 9.3**	**$12.5**

> First quarter 2016 impairments include $4.0 million related to the energy sector and the remainder related to non-energy issuer specific credit deterioration

$ in millions

Portfolio Quality

PHOENIX

	As of 12/31/12	As of 12/31/13	As of 12/31/14	As of 12/31/15	As of 3/31/16
Investment Grade Bonds	91.8%	92.9%	93.2%	93.2%	92.9%
Below Investment Grade (BIG) Bonds	8.2%	7.1%	6.8%	6.8%	7.1%
Percentage of BIG in NAIC 3	64.2%	64.2%	63.9%	69.3%	64.6%
Percentage of BIG in NAIC 4-6	35.8%	35.8%	36.1%	30.7%	35.4%

- Portfolio quality is strong and below investment grade exposure remains at the low end of Phoenix's target range of 6% - 10%
- First quarter 2016 increase in below investment grade percentage was a combination of purchases and downgrades

As a percent of fixed income (total available-for-sale debt securities plus preferred stock/preferred equity)

Phoenix Life Statutory Results

PHOENIX

Phoenix Life (PLIC)



334%
409%
378%
$752
$535
$506
2014
2015[1]
As of 3/31/16
Statutory Surplus & AVR
RBC Ratio

> PLIC statutory surplus and AVR decreased $29.8 million in 1Q16 reflecting:
  - $20.0 million in dividends paid to the holding company
  - Lower admitted DTA as a result of the expiration of the loss carry back period for recovery of taxes paid
  - Partially offset by strong alternative investment returns and the earnings impact of mortality

> 1Q16 net gain from operations of $27.1 million; net income of $18.2 million

> Remaining 2016 dividend capacity of $17.2 million

[1] Full year 2015 decrease in PLIC statutory surplus & AVR driven by July 1, 2015 de-stacking of life subsidiaries
3/31/16 statutory results are preliminary, 3/31/16 RBC is estimated
$ in millions

Phoenix Life Mortality Results

PHOENIX

Total PLIC Net Death Claims


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q15
2Q15
3Q15
4Q15
1Q16
Closed Block
Open Block
Expected Net Death Claims

Closed Block Net Death Claims


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q15
2Q15
3Q15
4Q15
1Q16
Closed Block Net Death Claims
Expected Net Death Claims

> 1Q16 PLIC net death claims were $19 million unfavorable compared with expectations
  - Closed block net death claims were $3 million higher than expected
  - Open block net death claims were $16 million higher than expected

> Positive $9 million earnings impact due to significant VUL reserve release

Based on Statutory Death Benefits
$ in millions

PHL Variable Statutory Results

PHOENIX

PHL Variable (PHLVIC)


218%
200%
200%
$214
$209
$216
2014
2015
As of 3/31/16
Statutory Surplus & AVR
RBC Ratio

- PHLVIC statutory surplus and AVR increased $7.0 million in 1Q16 reflecting:
  - Unfavorable mortality experience versus expectations, primarily in UL
  - Offset by a $19 million capital contribution and a cash flow testing reserve release
- 1Q16 net loss from operations of $17.6 million; net loss of $16.9 million

3/31/16 statutory results are preliminary, 3/31/16 RBC is estimated
$ in millions

PHL Variable Mortality Results

PHOENIX

Total PHLVIC Net Death Claims


$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1Q15
2Q15
3Q15
4Q15
1Q16
PHLVIC Net Death Claims
Expected Net Death Claims

PHLVIC UL Net Death Claims


$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1Q15
2Q15
3Q15
4Q15
1Q16
UL Net Claims
Expected Net Death Claims

- 1Q16 net death claims were $53 million unfavorable compared with expectations driven primarily by universal life
- Six claims with a $10 million retention level versus the more typical one per quarter

Based on Statutory Death Benefits
$ in millions

Holding Company Liquidity

PHOENIX

Holding Company Liquidity[1]	Actual
Ending Balance at 12/31/15	**$66**
Sources	
Dividends	20
Net Taxes	-
Other[2]	-
Total Sources	**$20**
Uses	
Operating Expenses	7
Interest Expense	5
Subsidiary Investments	19
Total Uses	**$31**
Change	(11)
Ending Balance at 3/31/16	**$55**

- Phoenix Life dividends of $20.0 million paid in 1Q16; remaining 2016 dividend capacity of $17.2 million
- Operating expenses of $6.8 million in 1Q16 versus $8.6 million in 4Q15 and $20.7 million in 1Q15
- Capital contribution of $19.0 million paid to PHL Variable in 1Q16

[1] Holding company cash and non-affiliated securities, net of contributions payable to subsidiaries
[2] Includes investment income and debt security sales/maturities
$ in millions

Life and Annuity Sales

PHOENIX

Annuity Deposits


$770.9
$703.9
$189.4
$76.4
2014
2015
1Q15
1Q16

Life Premium


$4.8
$18.5
$4.0
$4.3
2014
2015
1Q15
1Q16

- First quarter 2016 annuity deposits are lower but in line with expectations
- Pricing and other product changes continued to have a positive effect on capital utilization and profitability
- Life sales volume continues to be driven primarily by term sales

$ in millions

Saybrus Results

Saybrus Revenue


$37.5
$43.3
$9.0
28%
$11.5
2014
2015
1Q15
1Q16

Saybrus EBITDA


$6.3
$8.1
$0.8
$0.1
2014
2015
1Q15
1Q16

- Saybrus revenue grew by 28% versus a year ago reflecting increases in third-party business
- EBITDA was lower due to investments in new accounts in Saybrus' third-party business

$ in millions

Update on Nassau Transaction

PHOENIX

- On September 29, 2015, Phoenix and Nassau Reinsurance Group Holdings L.P. (Nassau) announced that they had entered into a definitive agreement in which Nassau will acquire Phoenix.
- The transaction remains on track to close in the second quarter of 2016.
- The following is an update on progress toward completing the transaction:
  - On May 5, 2016, the Connecticut Insurance Department approved the Agreement and Plan of Merger.
  - Nassau made the required filings requesting approval from the New York State Department of Financial Services on Nov. 6, 2015 and provided supplemental information.
  - On December 17, 2015, Phoenix stockholders approved the adoption of the Agreement and Plan of Merger.
  - Phoenix filed its applications for change of control of equity ownership with FINRA with respect to its two broker dealers.
  - Both companies have filed the required notifications under the Hart-Scott-Rodino Act, and the Federal Trade Commission granted early termination of the waiting period on October 26, 2015.
- In addition, Phoenix received consent of bondholders holding the majority in principal amount of its 7.45% Quarterly Interest Bonds due 2032 (NYSE:PFX) to amend the indenture governing the bonds. While the amendment was proposed in connection with the merger, completion of the consent solicitation was not a condition to closing.

PHOENIX